410 N. Michigan Ave. Chicago, Illinois 60611, U.S.A

News Announcement
For Immediate Release

Exhibit 99.2
Oil-Dri's Board of Directors Appoints Anthony W. Parker as an Executive Officer
and Declares Quarterly Dividends

CHICAGO—(October 7, 2026)—The Board of Directors of Oil-Dri Corporation of America (NYSE: ODC) today appointed Anthony W. Parker, Vice President, General Counsel & Secretary, as an executive officer of the Company.

Mr. Parker joined Oil-Dri in June 2018 as Assistant General Counsel. He was promoted to Vice President, Legal in November 2023 and, in December 2024, became Vice President, General Counsel & Secretary. In his current role, he oversees Oil-Dri’s legal and regulatory affairs and advises the Company and its Board of Directors on corporate governance, securities matters, business transactions, and strategic initiatives. Mr. Parker also serves as a board member of the Sorptive Minerals Institute.

Daniel S. Jaffee, President and Chief Executive Officer, stated, “Tony’s appointment recognizes the leadership, sound judgment, and strategic counsel he has provided across Oil-Dri. His extensive legal expertise and deep understanding of our business will continue to support disciplined decision making and the Company’s long-term growth.”

Oil-Dri’s Board also declared quarterly cash dividends of $0.225 per share of the Company’s Common Stock and $0.168 per share of the Company’s Class B Stock.

The cash dividends will be payable on November 20, 2026 to stockholders of record at the close of business on November 6, 2026. Oil-Dri has paid cash dividends continuously each year since 1974 and has increased dividends annually for twenty-three consecutive years.

The Company’s press release outlining its performance for the fourth quarter of fiscal year 2026 will be issued after the close of the U.S. stock market on Thursday, October 8, 2026. Oil-Dri will host an earnings discussion via a live webcast on Friday, October 9, 2026 at 10:00 a.m. Central Time. Participation details are posted on the Company’s website’s Events page.

About Oil-Dri Corporation of America
Oil-Dri Corporation of America (“Oil-Dri”) is a leading manufacturer and supplier of specialty sorbent products for the pet care, animal health and nutrition, fluids purification, agricultural ingredients, sports field, industrial and automotive markets. Oil-Dri is vertically integrated which enables the Company to efficiently oversee every step of the process from research and development to supply chain to marketing and sales. With over 80 years of experience, the Company continues to fulfill its mission to Create Value from Sorbent Minerals. To learn more about the Company, please visit oildri.com.

Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates, forecasts, assumptions and projections about future events, our future performance, the future of our business, our plans and strategies, projections, anticipated trends, the economy and other future developments and their potential effects on us. In addition, we, or others on our behalf, may make forward-looking statements in other press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. Forward-looking statements can be identified by words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “assume,” “potential,” “strive,” and variations of such words and similar references to future periods.

Such statements are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated, intended, expected, believed, estimated, projected, planned or otherwise expressed in any forward-looking statements, including, but not limited to, those described in our most recent Annual Report on Form 10-K and from time to time in our other filings with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by law, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Contact:
Leslie A. Garber
Director of Investor Relations
Oil-Dri Corporation of America
InvestorRelations@oildri.com
(312) 321-1515